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                                                                 EXHIBIT 10.30.2


                          ADV ASSIGNMENT AND ACCEPTANCE

        THIS ADV ASSIGNMENT AND ACCEPTANCE (this "ADV Assignment and Acceptance") dated as of August 1, 2001, between LEAP WIRELESS INTERNATIONAL, INC. ("LEAP") and QUALCOMM INCORPORATED ("QUALCOMM").

        A. QUALCOMM and LEAP executed and delivered the ADV Assignment and Acceptance (the "Original ADV Assignment") on March 9, 2001, in accordance with and with reference to Section 2.4(a) of that certain Loan Agreement dated as of January 22, 2001 (as from time to time amended, modified, supplemented or restated, the "Loan Agreement"), by and among LEAP (as Borrower), QUALCOMM (as a Lender), and the other lenders from time to time party thereto (the other lenders and QUALCOMM, collectively, the "Lenders"), and Citibank, N.A. as administrative agent for the Lenders (the "Administrative Agent") and as collateral agent for the Lenders. All capitalized terms used, but not defined herein, shall have the respective meanings assigned to such terms in the Loan Agreement.

        B. Pursuant to the Original ADV Assignment, QUALCOMM assigned the ADV in the amount of $125,273,878 to LEAP on March 9, 2001.

        C. This ADV Assignment and Acceptance is being executed and delivered in accordance with and with reference to Section 2.4(e) of the Loan Agreement pursuant to which LEAP is obligated to return the ADV to QUALCOMM at the request of QUALCOMM in exchange for QUALCOMM'S commitment to make Cash Loans in the amount of the ADV, which commitment is confirmed in that certain letter agreement between LEAP and QUALCOMM dated as of the date of this ADV Assignment and Acceptance (the "Letter Agreement").

        D. On the terms and subject to the conditions set forth in the Loan Agreement and herein, LEAP desires to transfer and assign to QUALCOMM, and QUALCOMM desires to accept such transfer and assignment of, and assume from LEAP, an interest (the "Assigned Interest") in LEAP's rights and obligations in, to and under the ADV in the amount of $125,273,878.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, LEAP and QUALCOMM hereby agree as follows:

        1. LEAP hereby transfers and assigns to QUALCOMM WITHOUT RECOURSE, but subject to LEAP's representations and warranties set forth in Section 3 of this ADV Assignment and Acceptance, and QUALCOMM hereby accepts such transfer and assignment and assumes from LEAP, the Assigned Interest; provided that the effectiveness of the foregoing

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transfer, assignment, acceptance and assumption is conditioned upon confirmation by the FCC of the assignment to QUALCOMM by LEAP of the Assigned Interest.

        2. After the execution and delivery of this ADV Assignment and Acceptance by QUALCOMM, LEAP will, upon request of QUALCOMM, promptly provide to QUALCOMM copies of all documents related to the ADV, to the extent QUALCOMM deems such documents to be necessary for using the Assigned Interest and to the extent that QUALCOMM does not have access to such documents.


        3. LEAP represents and warrants to QUALCOMM, as of the execution of this ADV Assignment and Acceptance and immediately prior to the transfer and assignment of the ADV to QUALCOMM pursuant to Section 1 above, that (a) it has good title to the ADV, free and clear of all Liens, other than restrictions imposed on the ownership and use of the ADV by the FCC pursuant to the Order and the FCC Letters and (b) it has not used any portion of the ADV, nor sold, assigned, conveyed, encumbered or otherwise transferred or disposed of the ADV or any interest therein, in whole or in part, nor has it entered into any agreement, understanding or arrangement with respect to the foregoing, other than under the Loan Agreement, this ADV Assignment and Acceptance and the Letter Agreement.


        4. Except as provided in Section 3 of this ADV Assignment and Acceptance, LEAP makes no representations or warranty and assumes no responsibility with respect to any statements, warranties or representations made in connection with the ADV or as to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the ADV.

        5. LEAP AND QUALCOMM agree and acknowledge hereby that (a) following the execution of this ADV Assignment and Acceptance, it will be delivered to the Administrative Agent for recording and (b) upon the confirmation by the FCC of the assignment to QUALCOMM by LEAP of the Assigned Interest, QUALCOMM shall return to LEAP the Promissory Note executed by LEAP evidencing the ADV Loan made by QUALCOMM to LEAP as of March 9, 2001.

        This ADV Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.



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        In Witness Whereof, each of the parties hereto has caused this ADV
Assignment and Acceptance to be executed and delivered by a duly authorized person on the date first set forth above.

QUALCOMM Incorporated


By: /s/ PAUL FISKNESS
    --------------------------------
Printed Name: Paul Fiskness
             -----------------------
Title: Senior Vice President
       -----------------------------

LEAP WIRELESS INTERNATIONAL, INC.


By: /s/ TOM WILLARDSON
    ---------------------------------
Printed Name: Tom Willardson
             ------------------------
Title: Senior Vice President, Finance
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Recorded this   1    day of
              ------
    August                , 2001
--------------------------
CITIBANK, N.A.,
as the Administrative Agent



By:  /s/ JANET WALLACE
   ----------------------------------
Printed Name:  Janet Wallace
             ------------------------
Title:  Attorney-in-Fact
       ------------------------------